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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                        --------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         DATE OF REPORT: APRIL 17, 2000
                        (Date of earliest event reported)

                        --------------------------------


                            MEGAMEDIA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

                        --------------------------------


           DELAWARE                        000-26801            87-0633630
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
incorporation or organization)                               Identification No.)


                               57 WEST PINE STREET
                             ORLANDO, FLORIDA 32801
               (Address of principal executive offices, zip code)

                                 (407) 245-3636
              (Registrant's telephone number, including area code)


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         This Current Report on Form 8-K/A amends the Current Report on 8-K filed by MegaMedia Networks, Inc. (the "Company") on April 21, 2000 to include
Exhibit 16.1, a letter from Parks, Tschopp, Whitcomb & Orr, P.A., previous principal accountants of the Company ("PTWO"), confirming that PTWO's appointment as principal accountants of the Company has been terminated and indicating PTWO's agreement with the Company's consolidated financial statements for the period indicated therein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS
         AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

Exhibit No.                                 Description

16.1 Letter from Parks, Tschopp, Whitcomb & Orr, P.A., dated April 25, 2000, to the Securities and Exchange Commission.


                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MEGAMEDIA NETWORKS, INC.
                                                (Registrant)

Date:  May 3, 2000                          By: /s/ Stephen H. Noble, III
                                                -------------------------
                                                Stephen H. Noble, III
                                                Chief Financial Officer



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




                                  EXHIBIT INDEX


EXHIBIT NO.                                 DESCRIPTION

16.1 Letter from Parks, Tschopp, Whitcomb & Orr, P.A., dated April 25, 2000, to the Securities and Exchange Commission.


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